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                                SECOND AMENDMENT

                                       TO

                                CREDIT AGREEMENT

                                      Among

                           QUEEN SAND RESOURCES, INC.
                                  as Borrower,


                                BANK OF MONTREAL,
                                    as Agent,

                                       and

                          The Lenders Signatory Hereto


                        Effective as of December 29, 1997


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                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") executed effective as of the 29th of December, 1997 (the "Effective Date") is among QUEEN SAND RESOURCES, INC., a corporation formed under the laws of the State of Nevada (the "Borrower"); Northland Operating Co., a Nevada corporation ("Northland"), Corrida Resources, Inc., a Nevada corporation ("Corrida"), Queen Sand Resources, Inc., a Delaware corporation (the "Parent Company"), each of the lenders that is a signatory hereto or which becomes a signatory hereto as provided in Section 12.06 (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); and BANK OF MONTREAL, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Agent and the Banks are parties to that certain Credit Agreement dated as of August 1, 1997, as amended by that certain First Amendment to Credit Agreement dated as of December 3, 1997 (the "Credit Agreement"), pursuant to which the Banks have made certain credit available to and on behalf of the Borrower.

         B. The Borrower has requested and the Agent and the Banks have agreed to amend certain provisions of the Credit Agreement.

         C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. Defined Terms. All capitalized terms which are defined in the Credit Agreement, but which are not defined in this Second Amendment, shall have the same meanings as defined in the Credit Agreement. Unless otherwise indicated, all section references in this Second Amendment refer to the Credit Agreement.

         Section 2. Amendments to Credit Agreement.

         2.1 Amendments to Section 1.01.

         (a) The definition of "Agreement" is hereby amended to read as follows:

                  "Agreement" shall mean this Credit Agreement, as amended by the First Amendment, as amended by the Second Amendment, and as further amended from time to time.

         (b) The following definition of "ECT Subordinated Debt" is hereby added where alphabetically appropriate:


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                  "ECT Subordinated Debt" shall mean collectively, (i) the
         Subordinated Revolving Credit Loan Agreement dated as of December 29, 1997 among the Borrower, Enron Capital & Trade Resources Corp., as agent for itself and the other lenders now or hereafter parties thereto, and such lenders, (ii) the promissory note(s) in the aggregate principal amount of $10,000,000 issued by the Borrower thereunder,
         (iii) all agreements, instruments and documents given by the Borrower, the Parent Company or any Obligor to secure the obligations of the Borrower under the agreement and instrument described in clauses (i) and (ii).

         (c) The following definition of "Preferred Stock" is hereby added where alphabetically appropriate:

                  "Preferred Stock" shall mean the Parent Company's Series C Convertible Preferred Stock issued pursuant to the Certificate of Designation of Series C Convertible Preferred Stock adopted as of December 23, 1997, together with any and all amendments and modifications thereto.

         (d) The following definitions of "Second Amendment" and "Second Amendment Effective Date" are hereby added where alphabetically appropriate:

                  "Second Amendment" shall mean that certain Second Amendment to Credit Agreement dated as of December 29, 1997 among the Obligors, the Agent and the Banks.

                  "Second Amendment Effective Date" shall mean the "Effective Date" as such term is defined in the Second Amendment.

         (e) The following definition of "Subordinated Debt" is hereby added where alphabetically appropriate:

                  "Subordinated Debt" shall mean, collectively, DEM Subordinated Debt and ECT Subordinated Debt.

         2.2 Section 2.08. Section 2.08(b) is hereby amended by adding a new phrase to the end of the second sentence thereof which reads in its entirety as follows:

         and assessing the interest expense associated with the Subordinated
         Debt.

         2.3 Section 7.21. Section 7.21 is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  Section 7.21 Restriction on Liens. Neither the Parent Company, the Borrower nor any of its Subsidiaries (other than Non-Recourse Subsidiaries) is a party to any agreement or arrangement (other than this Agreement and the Security Instruments), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to other Persons on or in respect of their respective assets of Properties, except for such restrictions as are contained in the documents and agreements evidencing the Subordinated Debt; provided that such restrictions do not


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         impair the ability of the Parent Company, the Borrower or any of its
         Subsidiaries (other than Non-Recourse Subsidiaries) to grant Liens to the Agent and the Banks.

         2.4 Section 8.01(i) and (j). Sections 8.01(i) and (j) are hereby added which read in their entirety as follows:

                  (i) Promptly after the Parent Company or the Borrower knows that any "mandatory redemption event" in respect of the Preferred Stock has occurred, a notice thereof, describing the same in reasonable detail and the action the Parent Company or the Borrower proposes to take with respect thereto; and if any mandatory redemption notices are given or received in respect of the Preferred Stock, a copy thereof.

                  (j) If the event described in Section 2.5(a)(ii) of the Subordinated Revolving Credit Loan Agreement described in clause (i) of the definition of ECT Subordinated Debt shall occur, the Borrower shall promptly give the Agent written notice thereof.

         2.5 Section 8.09(a). Section 8.09(a) is hereby amended by adding the following new sentence at the end thereof, which reads in its entirety as follows:

         If the Agent so requests in writing, the Parent Company and the Borrower will, and will cause each Guarantor to, within 25 days following such request (and in any event prior to the granting of any Liens in favor of the holder(s) of the ECT Subordinated Debt), grant to the Agent as security for the Indebtedness a first-priority Lien interest (subject only to Excepted Liens) on such Person's interest in any Oil and Gas Properties not already subject to a Lien of the Security Instruments such that the Mortgaged Property shall include a percentage requested by the Agent (not to exceed 98%) of its and such Subsidiaries' SEC Value of each of proved producing and the total Proved Reserves at all times.

         2.6 Section 8.12(b). Section 8.12(b) is hereby amended to delete the word "common" in the third line thereof.

         2.7 Section 9.01(g). Section 9.01(g) is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (g) the Subordinated Debt;

         2.8 Section 9.02. Section 9.02 is hereby amended by deleting the "and" which is the last word of Section 9.02(d), deleting the "." at the end of
Section 9.02(e) and inserting a "; and" in lieu thereof and by adding the following new Section 9.02(f), which reads in its entirety as follows:

                  (f) Liens to secure the ECT Subordinated Debt; provided that such Liens are subordinated to the Liens in favor of the Agent and the Lenders on terms reasonably satisfactory to the Agent.

         2.9 Section 9.03(g). Section 9.03(g) is hereby deleted in its entirety and the following is inserted in lieu thereof:


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                  (g) investments, loans or advances made by (i) the Borrower in or to any Guarantor or the Parent Company or (ii) any Subsidiary of the Parent Company in or to any Guarantor, the Parent Company or the Borrower;

         2.10 Section 9.04. Section 9.04 is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  Section 9.04 Subordinated Debt. Neither the Parent Company nor the Borrower will, in any material respect, (i) amend, supplement, modify or prepay the DEM Subordinated Debt without the prior written consent of the Majority Lenders, or (ii) amend, supplement, modify, repay or prepay the ECT Subordinated Debt without the prior written consent of the Majority Lenders, except for amendments or modifications to and payments on the ECT Subordinated Debt as contemplated by that certain Subordination Agreement dated as of December 29, 1997 by the holder of the ECT Subordinated Debt in favor of the Agent and the Lenders.

         2.11 Section 9.12. Section 9.12 is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  Section 9.12 Current Ratio. The Parent Company's ratio of (i) consolidated current assets plus unused availability under the Aggregate Commitments to (ii) consolidated current liabilities (excluding (A) current maturities of the Notes and (B) the ECT Subordinated Debt so long as the ECT Subordinated Debt is fully revolving and does not mature within one (1) year of the date of determination) shall not be less than 1.0 to 1.0 at any time.

         2.12 Section 9.14. Clause (ii) of Section 9.14 is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (ii) for the three month period ending on December 31, 1997,
         2.0 to 1.0;

         2.13 Section 9.19. Section 9.19 is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  Section 9.19 Negative Pledge Agreements. Neither the Parent Company, the Borrower nor any of its Subsidiaries will create, incur, assume or suffer to exist any contract, agreement or understanding (other than this Agreement, the Security Instruments and the documents and agreements evidencing the Subordinated Debt) which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property or restricts any of its Subsidiaries from paying dividends to the Borrower, or which requires the consent of other Persons in connection therewith.

         2.14 Section 9.20. Section 9.20 is hereby deleted in its entirety and the following in inserted in lieu thereof:

                  Section 9.20 Gas Imbalances, Take-or-Pay or Other Prepayments. The Parent Company and the Borrower will not, and will not permit any Guarantor to, enter into


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         any contracts or agreements which warrant production of Hydrocarbons
         (other than Hedging Agreements otherwise permitted hereunder) and will not hereafter allow gas imbalances, take-or-pay or other prepayments with respect to their Oil and Gas Properties which would require such Person to deliver Hydrocarbons produced on Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor to exceed, during any monthly period, five percent (5%) of the current aggregate monthly gas production for such monthly period from the Mortgaged Properties.

         2.15 Section 10.01. Section 10.01(b) is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  (b) the Parent Company, the Borrower or any Guarantor shall default in the payment when due of any principal of or interest on any of its Debt (including the DEM Subordinated Debt) aggregating $100,000 or more, or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Debt shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity; or the Parent Company shall become obligated to mandatorily redeem any of the Preferred Stock or a "mandatory redemption event" shall occur under the Certificate of Designation for the Preferred Stock.

         Section 3. Conditions Precedent. The effectiveness of this Second Amendment is subject to the receipt by the Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Agent in form and substance:

         3.1 Loan Documents. The Agent shall have received multiple counterparts as requested of the following:

         (i) this Second Amendment,

         (ii) the First Omnibus Amendment to Guaranty Agreements and Security Agreement executed by the Obligors,

         (iii) such supplemental Security Instruments as the Agent may reasonably request for filing and recordation in the appropriate offices to establish and perfect the Liens such that the Security Instruments create valid and perfected, first priority Liens on not less than 98% of each of proved producing and the total proved SEC Value of the Oil and Gas Properties included in the most recently delivered Reserve Report, and

         (iv) a Subordination Agreement executed by each holder of the ECT Subordinated Debt, in each case, executed and delivered by a duly authorized officer of each party,

         3.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.


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         3.3 Copy of Preferred Stock and Subordinated Debt. The Borrower shall have delivered to the Agent copies of each of the agreements evidencing the Preferred Stock and the ECT Subordinated Debt, which shall be certified by a responsible officer of the Borrower or the Parent Company as true and complete, and which agreements shall each be in form and substance reasonably satisfactory to the Agent.

         3.4 Closing Certification. The Agent shall have received a certificate of the Borrower or the Parent Company certifying that all initial transactions contemplated in connection with the Preferred Stock and the ECT Subordinated Debt are being or have been consummated.

         Section 4. Representations and Warranties; Etc. Each Obligor hereby affirms: (a) that as of the date of execution and delivery of this Second Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Effective Date; and (b) that after giving effect to this Second Amendment and to the transactions and waivers contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

         Section 5. Miscellaneous.

         5.1 Confirmation. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.

         5.2 Ratification and Affirmation of Obligors. Each of the Obligors hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms its obligations under its respective Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under its respective Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its respective Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

         5.3 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         5.4 No Oral Agreement. THIS WRITTEN SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

         5.5 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.


                          [SIGNATURES BEGIN NEXT PAGE]


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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed effective as of the date first written above.

BORROWER:                     QUEEN SAND RESOURCES, INC., a Nevada corporation



                              By:  /s/ Robert P. Lindsay
                                  ---------------------------------
                                       Robert P. Lindsay
                                       Vice President


PARENT COMPANY:               QUEEN SAND RESOURCES, INC., a Delaware corporation



                              By:  /s/ Robert P. Lindsay
                                  ---------------------------------
                                       Robert P. Lindsay
                                       Chief Operating Officer
                                       and Executive Vice President


GUARANTORS:                   NORTHLAND OPERATING CO.



                              By:  /s/ Robert P. Lindsay
                                  ---------------------------------
                                       Robert P. Lindsay
                                       Vice President



                              CORRIDA RESOURCES, INC.



                              By: /s/ Robert P. Lindsay
                                  ---------------------------------
                                       Robert P. Lindsay
                                       Vice President


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         AGENT:                   BANK OF MONTREAL, as Agent


                                  By: /s/ Robert L. Roberts
                                      -------------------------------------
                                           Robert L. Roberts
                                           Director, U.S. Corporate Banking


         LENDER:                  BANK OF MONTREAL


                                  By:  /s/ Robert L. Roberts
                                      -------------------------------------
                                           Robert L. Roberts
                                           Director, U.S. Corporate Banking


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